Exhibit 99.1

AMENDMENT AGREEMENT NO. 5 to Credit Agreement (as defined below) and AMENDMENT AGREEMENT NO. 1 to Security Agreement (as defined below) dated as of February 13, 2008 (this “Amendment”), with respect to (i) the Fourth Amended and Restated Credit Agreement dated as of August 15, 2006, as amended by a first amendment dated as of June 15, 2007, as further amended by a second amendment dated as of June 29, 2007, as further amended by a third amendment dated as of September 28, 2007 and as further amended by a fourth amendment dated as of January 15, 2008 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among REGENCY GAS SERVICES LP, a Delaware limited partnership, REGENCY ENERGY PARTNERS LP, a Delaware limited partnership, the Subsidiary Guarantors, the Lenders, UBS SECURITIES LLC (“UBSS”) and WACHOVIA CAPITAL MARKETS, LLC (“Wachovia Capital Markets”), as joint lead arrangers and joint bookmanagers for the Tranche B-1 Term Loans, WACHOVIA CAPITAL MARKETS, CITIGROUP GLOBAL MARKETS INC. (“CGMI”) and UBSS, as joint lead arrangers and joint bookmanagers for the Revolving Loans, WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), as issuing bank and swingline lender, UBS LOAN FINANCE LLC, as syndication agent for the Loans, CGMI, as co-syndication agent for the Revolving Loans and FORTIS CAPITAL CORP., JPMORGAN CHASE BANK, N.A., THE ROYAL BANK OF SCOTLAND PLC and MORGAN STANLEY BANK, as co-documentation agents and (ii) the Security Agreement dated as of December 1, 2004 among the Loan Parties and the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

A.   The Borrower has requested that the Administrative Agent and Required Lenders agree to amend certain provisions of the Credit Agreement in order to increase the Revolving Commitment in an aggregate principal amount of $150,000,000.

B.  The Administrative Agent and Required Lenders are willing so to agree and to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

C.  The Borrower has requested that the Administrative Agent and Required Lenders agree to waive a provision of the Credit Agreement as set forth herein.

D.  The Administrative Agent and Required Lenders are willing to so agree and to waive a provision of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

E.   The Borrower has requested that the Administrative Agent, the Collateral Agent and Required Lenders agree to amend certain provisions of the Security Agreement.

F.  The Administrative Agent, Collateral Agent and Required Lenders are willing so to agree and to amend certain provisions of the Security Agreement pursuant to the terms and subject to the conditions set forth herein.

G.  The Administrative Agent shall be entitled to make such payments among Lenders such that the Revolving Loans and participation interests in LC Exposure and Swingline Loans will be held ratably by the Lenders holding Revolving Commitments in accordance with their Revolving Commitments after giving effect to this Amendment.

H.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1.         Amendments to the Credit Agreement.

(a)	Section 1.01 of the Credit Agreement shall be amended as follows:

(i)
the definition of “New Revolving Commitment” shall be amended by (i) deleting “or Amendment No. 4” and replacing it with “, Amendment No. 4 or Amendment No. 5” and (ii) deleting “delivered pursuant to Amendment No. 4 or” and replacing it with “delivered pursuant to Amendment No. 4 and Amendment No. 5 and”;

(ii)
the definition of “Revolving Commitment” shall be amended by (i) inserting, immediately following “Amendment No. 4,”, the phrase “Amendment No. 5,”, (ii) deleting “and” in the last sentence thereof and replacing it with “,” and (iii) adding the following at the end of such definition “and the aggregate principal amount of the Revolving Commitments on the Amendment No. 5 Effective Date is $900.0 million.”;

(b)	Section 2.19(a) of the Credit Agreement shall be amended by deleting “$1.0 billion” therein and replacing it with “$1,150,000,000.00”;

(c)
Section 8.04 of the Credit Agreement shall be amended by adding the following at the end of such section “In each Test Period, (x) there shall be at least two fiscal quarters in which no cure set forth in this Section 8.04 is made and (y) the Cure Amount applied to the Cure Right shall not exceed 15% of Consolidated EBITDA for such Test Period.”

(d)	the following defined terms shall be added to Section 1.01 in appropriate alphabetical order:

(i)
“Amendment No. 5” shall mean Amendment No. 5 to Fourth Amended and Restated Credit Agreement, which amends this Agreement, dated as of the Amendment No. 5 Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.”;

(ii)	“Amendment No. 5 Effective Date” shall mean February 13, 2008.”.

SECTION 2.         Amendments to the Security Agreement.  Section 1.1 of the Security Agreement shall be amended as follows:

(a)	the definition of “Special Property” shall be amended as follows:

(i)	amending and restating clause (a) in its entirety to read as follows:

“any permit, lease or agreement held by any Pledgor, in each case, only to the extent and for so long as the terms of such permit, license or agreement (i) validly prohibit or restrict, or require the consent of any Person for the creation by such Pledgor of a security interest in such permit, license or agreement in favor of the Collateral Agent, or the attachment or perfection of such security interest, or (ii) validly provide that such creation, attachment or perfection would result in a default, breach, right of recoupment, claim, defense, termination, right of termination or remedy under such  permit, lease or agreement (in each case, other than to the extent that such prohibitions, restrictions or obligations referred to in clauses (i) and (ii) would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);”

(ii)	amending and restating clause (b) in its entirety to read as follows:

“any permit, lease or agreement held by any Pledgor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein (other than to the extent that such prohibition would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);”

(iii)	adding “and” at the end of clause (c);

(iv)	adding the following new clause (d):

“(d)    all personal property of WGP-KHC, LLC,  including, but not limited to, all Pipelines, Pipeline Systems, Plant Easements, Leases and Rights of Way, Plant Permits, oil, gas and other Hydrocarbons, mineral interests and As-Extracted Collateral, Equipment, Goods, Inventory and Fixtures, that comprise or is otherwise associated with WGP-KHC, LLC's gas gathering system located in Hamilton, Kearny, Finney, Gray, Haskell, Grant, Stanton, Morton, Stevens, Seward and Meade Counties, Kansas, and Beaver, Texas and Cimarron Counties, Oklahoma, whether such property is now existing or hereafter arising or acquired from time to time, only to the extent and for so long as the WGP-KHC Agreement restricts the granting of security interests in such personal property, provided, that each Pledgor also agrees to promptly (and, in any event, within ten Business Days of knowledge thereof) notify the Collateral Agent if the WGP-KHC Agreement no longer restricts the granting of a security interest in such personal property;” and

(v)	deleting “(a), (b) and (c)” and replacing it with “(a), (b), (c) and (d)”.

(b)	the following defined term shall be added to Section 1.1 in appropriate alphabetical order:

“"WGP-KHC Agreement" shall mean the Construction and Operating Agreement between WGP-KHC, LLC (as successor-in-interest to Williams Field Services - Midcontinent Region Company, as agent for Williams Gas Processing - Kansas Hugoton Company) and BP America Production Company (as successor-in-interest to Amoco Production Company) dated as of October 3, 1994.”

SECTION 3.         Limited Waiver. The Required Lenders hereby waive Borrower’s obligation to comply with:

(a)	Section 5.11(a) of the Credit Agreement with respect to WGP-KHC, LLC until the Amendment No. 5 Effective Date; and

(b)
Sections 5.11(c)(i) and 5.11(d)(i) of the Credit Agreement with respect to the Real Property and Pipelines owned by WGP-KHC, LLC located in Hamilton, Kearny, Finney, Gray, Haskell, Grant, Stanton, Morton, Stevens, Seward and Meade Counties, Kansas, and Beaver, Texas and Cimarron Counties, Oklahoma, to the extent and for so long as the WGP-KHC Agreement (as defined in the Security Agreement) restricts the granting of security interests in such Real Property or Pipelines; provided, that each Loan Party also agrees to promptly (and, in any event, within ten Business Days of knowledge thereof) notify the Administrative Agent if the WGP-KHC Agreement no longer restricts the granting of a security interest in such Real Property or Pipelines.

SECTION 4.     Conditions Precedent.  The effectiveness of this Amendment is subject to the condition that the Administrative Agent shall have received:

A.           signature pages of this Amendment from the Borrower, Regency MLP, the Subsidiary Guarantors and the Administrative Agent;

B.           fully executed Confidential Lender Authorizations (as defined below) from the Required Lenders;

C.           with respect to each Mortgaged Property (as defined in the Mortgages) located within the states of Louisiana, Colorado, Kansas and Texas (except the “Texas Excluded Properties” as defined herein), the following:

with respect to each Mortgage encumbering Mortgaged Property, an amendment to the principal amount secured thereby to include the increase to the Revolving Commitment under Amendment No. 4 and Amendment No. 5 (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

to the extent reasonably requested by the Administrative Agent, with respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (x) shall be addressed to each Agent and each of the Lenders, (y) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment, and (z) shall be in form and substance reasonably satisfactory to the Agents; and

D.           the Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection herewith.

SECTION 5.     Post-Closing Obligations.

(a)
The Borrower shall obtain and deliver to the Collateral Agent, within 60 days after the Amendment No. 5 Effective Date (unless extended by the Collateral Agent in its sole discretion), to the extent such items have not been delivered as of the Amendment No. 5 Effective Date, with respect to each Mortgaged Property (as defined in the Mortgages) located within the state of Oklahoma, the following:

(i)
with respect to each Mortgage encumbering Mortgaged Property, an amendment to the principal amount secured thereby to include the increase to the Revolving Commitment under Amendment No. 4 and Amendment No. 5 (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

(ii)
with respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (x) shall be addressed to each Agent and each of the Lenders, (y) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment, and (z) shall be in form and substance reasonably satisfactory to the Agents.

(b)
The Borrower shall obtain and deliver to the Collateral Agent, within 30 days after the Amendment No. 5 Effective Date (unless extended by the Collateral Agent in its sole discretion), to the extent such items have not been delivered as of the Amendment No. 5 Effective Date, with respect to (A) Wood County, Texas by Regency Field Services LLC as Grantor (as defined in the Mortgages), (B) Franklin County, Texas by Regency Field Services LLC as Grantor, and (C) Atascosa County, Texas by Pueblo Midstream Gas Corporation as Grantor (collectively the “Excluded Texas Properties”), the following:

(i)
with respect to each Mortgage encumbering Mortgaged Property, an amendment to the principal amount secured thereby to include the increase to the Revolving Commitment under Amendment No. 4 and Amendment No. 5 (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

(ii)
with respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (x) shall be addressed to each Agent and each of the Lenders, (y) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment, and (z) shall be in form and substance reasonably satisfactory to the Agents.

SECTION 6.           Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(a)           This Amendment is within the Borrower’s and the Guarantor’s organizational powers and has been duly authorized by all necessary organizational action on the part the Borrower and the Guarantors.  This Amendment has been duly executed and delivered by the Borrower and Guarantors and constitutes, a legal, valid and binding obligation of the Borrower and the Guarantors , enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or in any Loan Document are true and correct in all material respects (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects as of a specified date).

(c)           After giving effect to this Amendment, no Default has occurred or is continuing.

SECTION 7.           Credit Agreement.  Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby.  This Amendment shall be a Loan Document for all purposes.  For the avoidance of doubt, any Loans made pursuant to the increased Revolving Commitments as provided for in this Amendment are not Revolving Loans made pursuant to Section 2.19 of the Credit Agreement, and as of the Amendment No. 5 Effective Date the available amount of increased or new Commitments pursuant to Section 2.19 of the Credit Agreement is $250.0 million.

SECTION 8.           Security Agreement.  Except as specifically provided hereby, the Security Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date hereof, any reference to the Security Agreement in any Loan Document shall mean the Security Agreement as modified hereby.

SECTION 9.           Applicable Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

SECTION 10.         Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.  Delivery of an executed signature page of this Amendment by facsimile or “pdf file” transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11.         Expenses.  Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

SECTION 12.         Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 13.         Confidential Lender Authorizations. “Confidential Lender Authorizations” are the confidential lender authorizations in the form distributed to each of the Lenders in connection with this Amendment.  Each Lender that signs a Confidential Lender Authorization shall be deemed to have approved this Amendment and shall be further deemed for the purposes of the Loan Documents to have approved this Amendment.  Each Lender signatory to a Confidential Lender Authorization agrees that such Lender shall not be entitled to receive a copy of any other Lender’s Confidential Lender Authorization, but agrees that a copy of such Confidential Lender Authorization may be delivered to Borrower.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

REGENCY GAS SERVICES LP,
By:	Regency OLP GP LLC, its general partner
/s/ Stephen L. Arata
By:	Stephen L. Arata
Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Henry R. Biedrzycki
Name:	Henry R. Beidrzycki
Title:	Director

Each of the undersigned, in its capacity as a Guarantor, hereby acknowledges the terms and conditions set forth in this Amendment and hereby ratifies and confirms its obligations under the Credit Agreement as amended by this Amendment, including, without limitation, its guarantee of the Guaranteed Obligations.

REGENCY ENERGY PARTNERS LP
By:	Regency GP LP, its General Partner
By:	Regency GP LLC, its General Partner
/s/ Stephen L. Arata
By:	Stephen L. Arata
Executive Vice President and Chief Financial Officer

REGENCY FIELD SERVICES LLC
REGENCY INTRASTATE GAS LLC
REGENCY LIQUIDS PIPELINE LLC
GULF STATES TRANSMISSION CORPORATION
REGENCY GAS MARKETING LLC
PUEBLO HOLDINGS, INC.
PUEBLO MIDSTREAM GAS CORPORATION
REGENCY OIL PIPELINE LLC
REGENCY GAS UTILITY LLC
CDM RESOURCE MANAGEMENT LLC
FRONTSTREET HUGOTON LLC
/s/ Stephen L. Arata
By:	Stephen L. Arata
Vice President

PALAFOX JOINT VENTURE

By:	Regency Field Services LLC
/s/ Stephen L. Arata
By:	Stephen L. Arata
Vice President

By:	Regency Gas Services LP, its Venturer

By:	Regency OLP GP LLC, its General Partner
/s/ Stephen L. Arata
By:	Stephen L. Arata
Vice President